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                                                                 EXHIBIT 10.32.2

            SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

          THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT ("Amendment") is entered into as of April 22, 2005, by and among WESTERN DIGITAL TECHNOLOGIES, INC., a Delaware corporation ("Borrower"), WESTERN DIGITAL (FREMONT), INC., a Delaware corporation ("WD Fremont"), the other credit parties and guarantors party hereto (each individually a "Credit Party" and collectively, the "Credit Parties"), the lenders signatory hereto (each individually a "Lender" and collectively the "Lenders"), GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, as administrative agent for Lenders (in such capacity, "Agent"), and BANK OF AMERICA, N.A., as documentation agent for Lenders ("Documentation Agent"; Agent and Documentation Agent are collectively referred to as "Co-Agents" and each, a "Co-Agent").

                                    RECITALS

     A. Borrower, WD Fremont, the other Credit Parties party thereto, Lenders, and Co-Agents have entered into the Amended and Restated Credit Agreement dated as of September 19, 2003, as amended by the First Amendment to Amended and Restated Credit Agreement dated as of September 8, 2004 (collectively, "Credit Agreement"), pursuant to which Co-Agents and Lenders are providing financial accommodations to or for the benefit of Borrower upon the terms and conditions contained therein. Unless otherwise defined herein, capitalized terms or matters of construction defined or established in Annex A to the Credit Agreement shall be applied herein as defined or established therein.

     B. Borrower has requested that Agent and Lenders amend the Credit Agreement, and Agent and Lenders are willing to do so subject to the terms and conditions of this Amendment.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the continued performance by Borrower and each other Credit Party of their respective promises and obligations under the Credit Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, the other Credit Parties signatory hereto, Lenders, and Co-Agents hereby agree as follows:

          1. Ratification and Incorporation of Credit Agreement. Except as expressly modified under this Amendment, (a) each Credit Party hereby acknowledges, confirms, and ratifies all of the terms and conditions set forth in, and all of its obligations under, the Credit Agreement and the other Loan Documents, and (b) all of the terms and conditions set forth in the Credit Agreement are incorporated herein by this reference as if set forth in full herein.

          2. Amendment to Credit Agreement.

               (a) Clause (b) of the definition of the term "Borrowing Base" in ANNEX A to the Credit Agreement is hereby deleted in its entirety and the following is substituted in lieu therefor:

                    (b) the least of (i) $75,000,000, (ii) 25% of the value of all Collateral included in clauses (a), (b) and (c) of this definition of
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               "Borrowing Base," (iii) (A) 85% of Borrower's Eligible Foreign
               Accounts, minus (B) the Dilution Reserve with respect to such Eligible Foreign Accounts, and (iv) 85% of Borrower's Designated Eligible Foreign Accounts; plus

               (b) The following definition is hereby added to Annex A to the Credit Agreement in appropriate alphabetical order:

                    "Designated Eligible Foreign Account" shall mean an Eligible
               Foreign Account that consists of obligations of any Account Debtor that is located in a foreign country (other than Canada) and (a) is a wholly-owned Subsidiary of (i) a corporation that is organized under the laws of the United States or (ii) a corporation or other entity organized under the laws of a foreign country (other than Canada), and in the case of each of clauses
               (i) and (ii), the Stock of such corporation or other entity is publicly traded on a national securities exchange and the market capitalization of such corporation or other entity is greater than $1,000,000,000, or (b) such Account is covered by credit insurance in form and substance, and issued by an institution, satisfactory to Agent in Agent's sole discretion and is in a scope acceptable to Agent and its counsel.

          3. Conditions to Effectiveness. The effectiveness of this Amendment is subject to satisfaction of each of the following conditions:

                    (a) receipt by Agent of this Amendment duly executed by Borrower, WD Fremont, WD UK, WD IS, Agent and Lenders; and

                    (b) the absence of any Defaults or Events of Default as of the date hereof.

          4. Entire Agreement. This Amendment, together with the Credit Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof.

          5. Representations and Warranties. Borrower and each other Credit Party hereby represents and warrants that the representations and warranties contained in the Credit Agreement were true and correct in all material respects when made and, except to the extent that (a) a particular representation or warranty by its terms expressly applies only to an earlier date or (b) Borrower or any other Credit Party, as applicable, has previously advised Agent in writing as contemplated under the Credit Agreement, are true and correct in all material respects as of the date hereof.


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          6. Reaffirmation by Guarantors. Each Guarantor, by its execution of this Amendment, consents to the terms hereof and ratifies and reaffirms all of the provisions of the Guaranties.

          7. Miscellaneous.

               (a) Counterparts. This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

               (b) Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

               (c) Recitals. The recitals set forth at the beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.

               (d) Effect. Upon the effectiveness of this Amendment, from and after the date hereof, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and each reference in the other Loan Documents to the Credit Agreement, "thereunder," "thereof," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

               (e) No Novation. Except as expressly provided in Section 2 of this Amendment, the execution, delivery, and effectiveness of this Amendment shall not (i) limit, impair, constitute a waiver of, or otherwise affect any right, power, or remedy of Agent or any Lender under the Credit Agreement or any other Loan Document, (ii) constitute a waiver of any provision in the Credit Agreement or in any of the other Loan Documents, or (iii) alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

               (f) Conflict of Terms. In the event of any inconsistency between the provisions of this Amendment and any provision of the Credit Agreement, the terms and provisions of this Amendment shall govern and control.

                  [Remainder of Page Intentionally Left Blank]


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          IN WITNESS WHEREOF, this Second Amendment to Amended and Restated
Credit Agreement has been duly executed as of the date first written above.

                                        GENERAL ELECTRIC CAPITAL CORPORATION,
                                        as Administrative Agent and a Lender


                                        By: /s/ Jeff Chiu
                                            ------------------------------------
                                            Jeff Chiu
                                            Duly Authorized Signatory


                                        BANK OF AMERICA, N.A.,
                                        as a Lender


                                        By: /s/ Robert Mostert
                                            ------------------------------------
                                        Name: Robert Mostert
                                        Title: Vice President


                                        THE CIT GROUP/BUSINESS CREDIT, INC.,
                                        as a Lender


                                        By: /s/ Thomas H. Hopkins
                                            ------------------------------------
                                        Name: Thomas H. Hopkins
                                        Title: Vice President


                                        WESTERN DIGITAL TECHNOLOGIES, INC.,


                                        By: /s/ Steven M. Slavin
                                            ------------------------------------
                                            Steven M. Slavin
                                            Vice President, Taxes and Treasurer


                                        WESTERN DIGITAL FREMONT, INC.


                                        By: /s/ Steven M. Slavin
                                            ------------------------------------
                                            Steven M. Slavin
                                            Vice President, Finance


                                        WESTERN DIGITAL (U.K.), LTD.,


                                        By: /s/ Raymond M. Bukaty
                                            ------------------------------------
                                        Name: Raymond M. Bukaty
                                        Title: Director & Asst. Secretary


                                        WESTERN DIGITAL (I.S.) LIMITED,


                                        By: /s/ Raymond M. Bukaty
                                            ------------------------------------
                                        Name: Raymond M. Bukaty
                                        Title: Director & Secretary